National Financial Partners Corp.

UBS Asset Gathering Conference

March 31, 2005

About Forward-Looking Statements

Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Cash earnings, Cash earnings per diluted share, acquisitions or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements. These forward-looking statements are based on management’s current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. The Company refers you to its filings with the SEC, including its most recent registration statement on Form S-1 and Annual Report on Form 10k for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today’s date. The Company expressly disclaims any obligation to update or revise any forward-looking statements.

Explanatory Note on Non-GAAP Financial Information

The historical and forward-looking financial information in this presentation includes performance measures called Cash earnings and Cash earnings per diluted share (“Cash EPS”), both of which are based on methodologies other than Generally Accepted Accounting Principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash EPS is calculated by dividing Cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. National Financial Partners Corp. (“NFP” or the “Company”) uses these measures in analyzing its performance; it believes these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that is not otherwise apparent under GAAP. Cash earnings and Cash EPS should not be viewed as substitutes for GAAP net income and GAAP net income per share, respectively. Reconciliations of Cash earnings to GAAP net income and Cash EPS to GAAP net income per share, the most directly comparable GAAP measures, are included on the following page within this presentation as well as in NFP’s Quarterly Financial Supplements available on the Company’s Web site at www.nfp.com.

Reconciliation of Net Income to Cash Earnings

(Dollars in thousands, except per share data)

2004 2003 2002 2001 2000

GAAP Net income (loss) $40,142 $23,501 $11,593 $(5,742) $(11,608)

Amortization of intangibles 19,550 16,461 13,321 15,476 11,990

Depreciation 6,658 4,748 3,106 2,836 1,350

Impairment of goodwill and intangible assets 4,791 9,932 1,822 4,394 2,503

Cash earnings $71,141 $54,642 $29,842 $16,964 $4,235

GAAP net income (loss) per diluted share $1.10 $0.74 $0.40 $(0.24) $(0.52)

Amortization of intangibles 0.53 0.52 0.47 0.64 0.54

Depreciation 0.18 0.15 0.11 0.12 0.06

Impairment of goodwill and intangible assets 0.13 0.31 0.06 0.18 0.11

Cash EPS $ 1.94 $ 1.72 $ 1.04 $ 0.70 $ 0.19

Note:

The sum of the per-share components of Cash EPS may not agree to Cash EPS due to rounding.

Key Investment Highlights

Leading pure-play high-end financial services distribution company

Proven performance since inception in 1999

Diverse, complementary markets served

High net worth life insurance and wealth transfer Entrepreneurial corporate benefits Investment advisory

Targeted long-term Cash EPS growth of 20% Q4 2004 growth over Q4 2003 +27%

Leading Distributor of Financial Services Products

Acquire established independent producers with businesses built on putting their clients first

Provide valuable resources based on NFP’s broad product expertise and public company financial strength

Strengthen relationship between manufacturer and producer given NFP’s scale and focus on providing best-of-class client service

NFP OWNED FIRMS (Over 150)

NFP THIRD-PARTY DISTRIBUTOR (Over 200)

NFP SECURITIES, INC. NFP INSURANCE SERVICES, INC.

(AUSTIN, TX)

Over 1,700 producers in 41 states and Puerto Rico

Puerto Rico

NFP CORPORATE

(NEW YORK, NY)

Significant Barriers to Entry

Continued Leadership

Independent Distribution – Best Positioned for the Dynamic Financial Services Market

Independence is highly valued within financial services

NFP’s open architecture allows firms to select best-of-class products for their clients

NFP represents a network of specialists that provide differentiated client solutions

NFP’s strong financial position solidifies long term relationships for firms and their clients

A Typical Investment Advisor Transaction Structure

Philosophy

Exhaustive business & legal due diligence

Target the highest quality distributors

Acquired earnings typically calculated using recurring revenue

Economic alignment

Typical Economics

Entrepreneur “sells” 50% of free cash flow (“Base”)

NFP pays approximately 5.0x Base

NFP retains preferred position in earnings and full upside participation

Ongoing management contract creates value for entrepreneur

Transaction Example

Total revenue $1,500,000

Operating expenses $(500,000)

Earnings before owners

compensation (Target) $1,000,000

Percent of earnings capitalized 50%

Amount capitalized (Base) $500,000

Initial acquisition multiple 5.0x

Initial purchase price for

50% of economics $2,500,000

Transaction structure generates strong free cash flow and is immediately EPS accretive

Unique Acquisition Model

Earns Management Fees

Principal(s) Are Independent Contractor(s)

Transferable Asset with Value

Management Contract Provides for:

Current Operating Company

Acquires 100%

Principals’ ability to manage day-to-day operations of NFP’s subsidiary Share financially in growth of business Access to Best Practices and resources of the NFP system Non-Compete / Non-Solicit Covenants

Becomes Subsidiary of NFP

Combines Resources of a Large Company with Entrepreneurial Spirit

Ongoing Growth Rewards

Initial Earnout

End of year 3

Average Growth Rate

<10% 20% 35%+

Contingent Consideration

0.0x 2.5x 5.0x

Ongoing Bonus Plan

Subsequent three-year periods

Avg. Growth Above Prior Levels

<10% 20% 35%+

Bonus from NFP’s Share of Growth

0% 25% 40%

The NFP Growth Platform

LIFE

Carrier Selection

Contracts

Underwriting Advocacy

Strategies

NFP Brokerage

BENEFITS

Executive Benefits

Employee Benefits

Contracts

Client Extension Programs

Technology / Marketing

INVESTMENTS

Securities Products

Financial Planning

Asset Allocation Client Reporting

Asset Management

WEB ENABLED ACCESS

Firm Relations Director

BROKER-DEALER/RIA

Reporting

MIS

Capital

Accounting

ACQUIRED FIRMS

Compliance

Corporate

Cash Management

Third Party Money Managers

An Emphasis On Choice and Best of Breed

NFP Advisor – A Resource for Our Firms

Provides separate accounts, multi-manager accounts, alternative investments

Institutional level account management Experienced due diligence team More than 80 approved managers

Premier Asset Manager

Qualatative Analysis

On-site due dillegence

Fundamental Analysis

Through financial analysis

Manager Screening Process

Initial screen for: style consistency,

return, information ration, downside risk

Universe of Asset Manager

Three Case Studies Related to Asset Gathering

Case Study I Case Study II Case Study III

Fee-Only Planner

RIA

Insurance/Wealth Transfer Practice

Critical Success Factors

Acquisition structure Succession planning NFP’s product resources NFP’s financial strength

Case Study I – Fee-Only Planner

Firm Profile at Time of Acquisition:

Five shareholders ranging in age from 30-53 Largest shareholder controlled over 80% of the firm Succession potential – no economic plan 100% investment advisory Assets under management – over $200 million

Acquisition alternatives included a bank and potentially others

Case Study I – Fee-Only Planner

Firm Profile 2 Years Following Acquisition:

Two principals, 56 and 32 years old, both are rewarded for growing the business

A flexible succession plan in place that allows the senior principal to smoothly transition their involvement as they choose

Client retention remains high and assets under management have grown to over $300 million at 2004 year end

No change in the firm name or service to clients – Transaction is seamless and firm has same “look and feel” to its clients

Firm has resources to manage complex regulatory environment

Building client relationships through sharing of best practices across other NFP firms – A source of referrals to other NFP firms

Case Study II – RIA

NFP transaction provided access to additional product expertise

NFP product reach includes alternative asset classes

Succession plan concerns addressed through transaction structure

Credibility of a larger parent company

Over 2 years’ time, assets under management have grown in excess of 30% to over $200 million

An NFP Advisory Council member

Case Study III – Insurance/Wealth Transfer Practice

Deep client relationships associated with wealth transfer business provided foundation for expanding business

Diversification of firm practice through additional talent and access to product expertise

NFP contributes capital to firms investing in their business, including support for adding producers

Recurring revenue associated with asset management products is complimentary to insurance revenues

Assets under management have grown to $188 million in just over 2 years

Diversified firm practice represents a microcosm of all that NFP has to offer clients

Successful Acquisition Program

Base Earnings Acquired Annually ($ Millions) $25.0 $20.0 $15.0 $10.0 $5.0 $0.0

1999 2000 2001 2002 2003 2004 YTD

2005(1) $21.3 $16.4 $17.6 $17.3 $15.8 $14.2 $11.6

$7.5

$8.3

Strong Track Record

Met or exceeded budgeted acquisitions in five of six years Capital flexibility allows NFP to be opportunistic Large universe of potential future acquisitions

Notes:

Reflects gross base earnings acquired for each period and does not reflect restructures and/or dispositions. (1) Year-to-date 2005 includes Base earnings for eleven closed acquisitions and two transactions ($7.5 million of Base earnings) where NFP has entered into a definitive agreement to acquire firms.

Strong Revenue Growth

A combination of strong organic growth from NFP’s existing firms and the continued acquisition of high-performing firms

($ Millions) $700 $600 $500 $400 $300 $200 $100 $-

1999 2000 2001 2002 2003 2004 $100.1

100% $199.0

34%

66% $268.2

17%

83% $348.2 16%

84% $464.4

13%

87% $639.5

14%

86%

CAGR = 45%

Revenue from newly acquired firms Revenue from existing firms

Strong Cash Earnings Growth

Solid organic growth, continued acquisitions and margin expansion at the corporate level drive earnings growth

($ Millions) $75 $60 $45 $30 $15 $-

CAGR = 103%

$4.2 $17.0 $29.8 $54.6 $71.1

2000 2001 2002 2003 2004

Key Accomplishments Since IPO

Objective

Robust revenue growth Robust Cash earnings growth Robust Cash EPS growth

High single digits “Same Store” revenue growth

Ongoing targeted acquisitions

Conservative capital structure

38% in 2004

30% in 2004

27% growth 4Q04 YTD – first comparable quarter since IPO

16.2% 2004;

13.5% average 2000 – 2004

Acquired 18 firms with $17.3 million of Base earnings in 2004; healthy pipeline

Reduced debt/capitalization from 12.1% pre-IPO to 0.0% at end of 2004

Result

Commitment to Delivering Shareholder Value

Corporate Headquarters National Financial Partners 787 7th Avenue, 11th Floor New York, NY 10036 phone 212.301.4000 www.nfp.com